               SIXTH AMENDMENT TO CREDIT AGREEMENT AND COMPOSITE
                              AMENDMENT AGREEMENT
                              -------------------

          THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND COMPOSITE AMENDMENT AGREEMENT ("Amendment") is made and entered into as of this 11th day of July,
            ---------
2001 (the "Sixth Amendment Date") by and among HI-RISE RECYCLING SYSTEMS, INC.,
           --------------------
a Florida corporation ("Hi-Rise"), IDC ACQUISITION SUB, INC., a New York
                        -------
corporation ("IDC"), WILKINSON COMPANY, INC., an Ohio corporation ("Wilkinson"),
              ---                                                   ---------
RECYCLTECH LIMITED, an Ontario corporation ("Recycltech"), HESCO SALES, INC., a
                                             ----------
Florida corporation ("Hesco"), UNITED TRUCK AND BODY CORPORATION, a Florida
                      -----
corporation ("United Truck"), HESCO EXPORT CORPORATION, a Florida corporation
              ------------
("Hesco Export"), BES-PAC, INC., formerly known as BPI ACQUISITION CORP., a
  ------------
South Carolina corporation ("Bes-Pac Acquisition Corp."), and DII ACQUISITION
                             -------------------------
CORP., a Connecticut corporation ("Devivo Acquisition Corp.") (Hi-Rise, IDC,
                                   ------------------------
Wilkinson, Recycltech, Hesco, United Truck, Hesco Export, Bes-Pac Acquisition Corp and Devivo Acquisition Corp. are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"); ACME CHUTE COMPANY, INC.,
        ---------                         --------
a Florida corporation ("Acme Chute"), DEVIVO INDUSTRIES, INC., a Connecticut
                        ----------
corporation ("Devivo"), ECOLOGICAL TECHNOLOGIES, INC., a Connecticut corporation
              ------
("Eco"), KE CORPORATION, a Delaware corporation ("Kohlman Acquisition Corp."),
  ---                                             -------------------------
and AMERICAN GOOSENECK, INC., an Arizona corporation ("American Gooseneck")
                                                       ------------------
(Acme Chute, DeVivo, Eco, Kohlman Acquisition Corp. and American Gooseneck are sometimes collectively referred to herein as the "Subsidiary Guarantors" and,
                                                  ---------------------
together with the Borrowers, the "Credit Parties"); GENERAL ELECTRIC CAPITAL
                                  --------------
CORPORATION, a New York corporation (in its individual capacity, "Lender"), the
                                                                  ------
other Lenders signatory hereto from time to time, GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent for Lender ("Administrative Agent"), and
                                                  --------------------
GENERAL ELECTRIC CAPITAL CORPORATION, as Revolver Agent for Lender ("Revolver
                                                                     --------
Agent" and, together with Administrative Agent, "Agents").
-----                                            ------

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Borrowers, Lender, Bank of America, N.A., successor in interest to NationsBank, N.A., a national banking association (in its individual capacity, "NationsBank"), Key Corporate Capital, Inc., (in its individual
           -----------
capacity, "KCCI") and Agents have entered into that certain Credit Agreement,
           ----
dated as of October 28, 1998 (the "Credit Agreement"), as amended by that
                                   ----------------
certain First Amendment to Credit Agreement and Composite Amendment Agreement, dated as of September 17, 1999 (the "First Amendment"), that certain Second
                                     ---------------
Amendment to Credit Agreement and Composite Amendment Agreement dated as of June 30, 2000 (the "Second Amendment"), that certain Third Amendment to Credit
               ----------------
Agreement and Composite Amendment Agreement dated as of October 19, 2000 (the "Third Amendment"), that certain Fourth Amendment to Credit Agreement and
 ---------------
Composite Amendment Agreement dated as of December 4,

2000 (the "Fourth Amendment") and that certain Fifth Amendment to Credit
           ----------------
Agreement and Composite Amendment Agreement dated as of December 9, 2000 (the "Fifth Amendment") pursuant to which Credit Agreement Lender extended revolving
 ---------------
and term credit facilities of up to Sixty-Three Million and No/100 Dollars ($63,000,000.00) in the aggregate to the Borrowers for the purpose of funding certain Acquisitions and refinancing certain indebtedness of the Borrowers, to provide working capital financing for the Borrowers and to finance capital expenditures of the Borrowers; and

          WHEREAS, the Credit Parties acknowledge that they are in default under the Credit Agreement and related Loan Documents (defined below) as a result of, among other things, (i) an over-advance under Revolving Loan (Revolver A) and Revolving Loan (Revolver B) as contemplated in Sections 1.1(a) and 1.1(b) of the Credit Agreement and the Credit Parties' failure to immediately repay such over-advances in accordance with the provisions of Sections 1.3(b)(i) and 1.3(b)(ii) of the Credit Agreement, (ii) the failure to meet the financial covenants set forth in Section 6.10 and Annex G of the Credit Agreement for the Fiscal Quarter ended September 30, 2000 and all Fiscal Quarters thereafter, and (iii) certain additional matters described in Schedule 2 hereto (collectively, the "Pending
                                                                      -------
Defaults"); and
--------

          WHEREAS, pursuant to the Purchase and Sale Agreements and the Assignment Agreements dated as of June 29, 2001 (collectively the "Assignment
                                                                   ----------
Documents"), Lender has acquired all of NationsBank and KCCI's interests, rights
---------
and obligations under the Loan Documents; and

          WHEREAS, the parties desire to further amend the Credit Agreement to, among other things, increase the amount of the Term Loan C to $8 million and provide for a forbearance period.

          NOW THEREFORE, in consideration of the premises, and in reliance thereon, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                           RECITATIONS; DEFINITIONS

     1.1  Recitations. Each of the Credit Parties hereby jointly and severally
          -----------
confirms the truth and accuracy of each of the preambles and recitals set forth in the introduction to this Amendment and agrees that each of the preambles and recitals set forth in the introduction to this Amendment are incorporated herein by reference and are and shall be deemed to be a part of this Amendment as if fully set forth herein.

     1.2  Definitions. Capitalized terms not otherwise defined in this Amendment
          -----------
shall have the meaning ascribed thereto in the Credit Agreement. As used herein, the following terms shall have the meanings set forth below:

               (a) "Forbearance Termination Date" shall mean August 31, 2001 or such later date as is agreed in writing by Lender.

               (b)  "Term Loan C Commitment" shall mean $8,000,000.

               (c) "Term Loan C Termination Date" shall mean August 31, 2001 or such later date as may be agreed to in writing between the Credit Parties and Lender.

               (d) "Term Loan C Note" shall mean the amended and restated promissory note dated the date hereof and evidencing Term Loan C.

                                   ARTICLE 2

                                  FORBEARANCE

     2.1  Forbearance. Provided that no Event of Default (other than a Pending
          -----------
Default) shall occur and be continuing, the Agents and Lender shall forbear from enforcing their respective remedies for the period (the "Forbearance Period")
                                                         ------------------
beginning on the date hereof and ending on the Forbearance Termination Date. The foregoing notwithstanding, Lender may, during the Forbearance Period or thereafter, institute and pursue a claim against the Credit Parties regarding acts which fall within the scope of the Credit Parties' Directors and Officer's Policy (#280-96-75) with National Union Fire Insurance Company of Pittsburgh, PA. Lender acknowledges that the Credit Parties reserve the right to defend against any such claim, subject to the waivers and agreements expressly set forth in this Amendment. Any recovery as a result of any such claim shall be applied in accordance with Section 1.12 of the Credit Agreement. If at any time an Event of Default shall occur, Agents and Lender may immediately commence, proceed or otherwise continue with any or all rights and remedies available under the Loan Documents, under applicable law or otherwise (collectively, "Lender's Remedies") without demand or notice to any Credit Party. The matters
 -----------------
disclosed on Schedule 2 hereto shall not constitute Event of Defaults during the
             ----------
Forbearance Period. At the end of
the Forbearance Period, if Borrower has not paid, in full, all amounts due and owing under the Loan Documents, or otherwise cured the Pending Defaults and any other Events of Default to the full satisfaction of Agents and Lender in their respective sole and absolute discretion, Agents and Lender may proceed with Lender's Remedies without any notice or demand to any Credit Party or any other party, but as among Agents and Lender, subject to the provisions of the Credit Agreement with respect to exercising remedies. During the Forbearance Period, Lender and Agents shall forbear from the exercise of any set-off rights with respect to any funds contained in any of the Credit Parties' accounts. Lender and Agents are entering into this Amendment as an accommodation to the Credit Parties and the Credit Parties remain bound to perform their respective obligations under the Loan Documents.

                                   ARTICLE 3

                        AMENDMENTS TO CREDIT AGREEMENT

     3.1  Availability Covenant and Working Capital Covenant. The first sentence
          --------------------------------------------------
of Section 3.7 of the Fourth Amendment is hereby deleted. The Credit Parties shall have no further obligations with respect to the Availability Covenant or Working Capital Covenant. The Credit Parties shall continue to deliver the Borrowing Base Certificate, except that no computation of or certification with respect to the Availability Covenant or Working Capital Covenant is required.

     3.2  Term C Loan. Borrower shall pay the principal amount of the Term Loan
          -----------
C in full on the earliest to occur of (A) the Forbearance Termination Date or
(B) the date of refinancing the other Loans.

     3.3  Term Loan C Note. The Credit Agreement is hereby amended to add as
          ----------------
Exhibit 1.1(i) the form of promissory note attached to this Sixth Amendment as Exhibit A.
---------

     3.4  Additional Covenants.
          --------------------

               (a) The Credit Parties shall engage senior management reasonably acceptable to Lender. Lender agrees that the following persons are acceptable for the positions indicated: Jim Ashton (Acting CEO), Mel Johnson (Acting COO - Solid Waste Division), Ron Miller (Acting CFO) and Lawrence Haas (Treasurer and Corporate Secretary).

               (b) The Credit Parties shall, on or before July 15, 2001, engage on a contingent basis an investment bank satisfactory to Lender to assist the Credit Parties in exploring strategic alternatives, including without limitation the sale of the architectural division, waste equipment divisions and certain lease receivables. The Credit Parties and Lender acknowledge that Raymond James is a satisfactory investment bank to assist the Credit Parties in the matters stated above.

                 (c) Pursuant to Section 4.1(a) of the Credit Agreement, the Credit Parties shall provide to Lender promptly upon delivery to the Board of Directors or any committee thereof, including without limitation the Audit Committee, copies of any reports, audits or other information made available by or to the Board of Directors or any committee thereof; provided, however, that no reports, audits or other information qualifying as attorney work product or as privileged material between Credit Parties and its counsel shall be required to be provided to Lender.

     3.5  No Other Advances. No further advances under any of the Loans or
          -----------------
issuance of Letters of Credit shall be available to the Credit Parties unless and until Lender and Agents agree in writing, in their respective sole and absolute discretion, to make such further advances. The Credit Parties have been advised that additional fundings may not be forthcoming and that alternative sources of fundings should be explored.

     3.6  Interest and Principal Payments. During the Forbearance Period, all
          -------------------------------
interest payments due with respect to the Loans shall accrue and any principal payments due with respect to the Loans shall be deferred. All such accrued and deferred payments shall be payable at the expiration of the Forbearance Period.

     3.7  Certain Definitions.
          -------------------

          3.7.1 All references in the Credit Agreement to "this Agreement," "herein," hereof" or sections thereof shall be deemed to mean references to the Credit Agreement as amended by this Amendment.

          3.7.2 The definition of "Loan Documents" is hereby amended to include the Credit Agreement, as amended by this Amendment, together with all other documents and instruments heretofore, contemporaneous herewith or from time to time hereafter executed and delivered to or in favor of the Administrative Agent, the Revolver Agent and/or Lender, or any one or more of them, in connection with the Credit Agreement, as amended by this Amendment, and/or evidencing and/or securing all or any portion of the obligations and indebtedness of the Borrowers, and each of them, to Lender and the Agents under the Credit Agreement, as amended by this Amendment, together with any and all modifications, renewals and replacements therefor made from time to time.

                                   ARTICLE 4

                              COMPOSITE AMENDMENT


     4.1  Additional Definitions. All references in each of the Loan Documents
          ----------------------
to the "Agreement" and the "Credit Agreement" shall mean the Credit Agreement, as amended by this Amendment, and all modifications, amendments and extensions thereto from time to time.

     4.2  Ratification. The parties hereto agree that the Collateral Documents,
          ------------
and each of them, secure, in addition to all obligations presently secured thereby, the full and timely payment performance by the Borrowers, and each of them, of their respective obligations and indebtedness under and in respect of the Credit Agreement, as amended by this Amendment, including, without limitation, the repayment of each of the Notes, as the same may be consolidated, amended and restated, in each case whether presently existing or hereafter created or incurred, all of which obligations are and shall be equally secured with and have the same priority as the obligations originally secured by the Collateral Documents, and each of them, provided that nothing herein shall be deemed or construed to mean that the Collateral Documents by their own terms do not presently secure such obligations and indebtedness.

                                   ARTICLE 5

                         CREDIT PARTY ACKNOWLEDGMENTS

     5.1  Indebtedness. The principal amount outstanding under the Notes as of
          ------------
the date hereof, is as set forth on the schedule attached hereto as Schedule
                                                                    --------
"1".
---

     5.2  No Offsets or Defenses. As a material inducement to Lender and Agents
          ----------------------
to enter into this Agreement, each of the Borrowers and Subsidiary Guarantors hereby acknowledges and agrees that the Indebtedness and all Loan Documents are valid and binding liabilities and obligations of each Borrower and Subsidiary Guarantors. Each of the Credit Parties hereby jointly and severally ratifies and confirms each of their respective obligations and indebtedness under the Credit Agreement and represents and warrants to Lender and the Agents that none of them has or claims any defenses, offsets or counterclaims to any of their respective obligations and indebtedness under the Credit Agreement or any of the other Loan Documents, in each case as amended by this Amendment.

     5.3  No Waiver or Estoppel. Neither this Amendment or any negotiations or
          ---------------------
other action undertaken with respect to the Loans shall constitute a waiver of any party's rights under the Loan Documents, except to the extent specifically stated herein or in another written agreement executed by all of the parties to this Amendment. In addition, except as expressly provided in this Amendment, neither this Amendment or any negotiations or other action undertaken with respect to the Loans shall restrict, inhibit or estop Lender or Agents from exercising any right, remedy or power available to such party at any time (whether or not negotiations are continuing) including all rights, remedies and powers granted under the Loan Documents or otherwise available at law or in equity, or require any delay in the exercise of any such right, remedy or power, but subject to the terms and conditions of the Loan Documents. The Credit Parties agree that no failure to exercise and no delay in exercising any rights, remedies, and powers under the Loan Documents or otherwise available at law or in equity shall operate as a waiver of any such rights, remedies or powers, including the right to charge interest at the Default Rate on all outstanding amounts from the date of the Pending Defaults.

     5.4  Partial Payments. The Credit Parties acknowledge that any partial
          ----------------
payments made, either before or after the execution of this Amendment, may be applied to the Notes in partial satisfaction of the Obligations and that neither the acceptance nor application by Agents or Lender of any partial payment shall constitute a cure or waiver of any default under any of the Loan Documents, constitute any extension or other modification of the Loans or any Loan Document, or prejudice any of Lender's rights under any Loan or any Loan Documents.

     5.5  Representations and Warranties. Each of the Credit Parties hereby
          ------------------------------
jointly and severally represents and warrants that, except as set forth on
Schedule 2 hereto, each of the representations and warranties of the Credit
----------
Parties, and each of them, set forth in the Credit Agreement and in each of the other Loan Documents, in each case as amended by this Amendment, is true and correct as of the date hereof and other than the Pending Defaults, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the other Loan Documents, in each case as amended by this Amendment.

     5.6  No Litigation.  The Credit Parties hereby represent and warrant to
          -------------
Administrative Agent and Lender that, except as set forth on Schedule 2 hereto,
                                                             ----------
no litigation, investigation or proceeding before or by an arbitrator or Governmental Authority is continuing or, to the knowledge of any Credit Party, threatened against the Credit Parties, or any of them, or any of their officers, directors or Affiliates (i) with respect to the Credit Agreement, as amended by this Amendment, the Notes, or any of the other Loan Documents, in each case as amended by this Amendment, or any of the transactions contemplated hereby or thereby, or (ii) which could have a Material Adverse Effect on the Business, prospects or financial condition of the Credit Parties, or any of them.

                                   ARTICLE 6

                             ADDITIONAL COVENANTS

     6.1  Waiver of the Automatic Stay.
          ----------------------------

          6.1.1 The Credit Parties hereby agree that, in consideration for the continued forbearance and other provisions of this Amendment, in the event that any Borrower or Subsidiary Guarantor shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended ("Bankruptcy Code"), (ii) be the subject of any order for
                        ---------------
relief issued under the Bankruptcy Code, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (v) be the subject of an order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against Credit Parties for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or relief for debtors (any of the foregoing clauses (i) -(v) being a "Filing"), then,
                                                            ------
subject to court approval, Agents and Lender shall thereupon be entitled and the Credit Parties hereby irrevocably consent to and agree to stipulate to relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, and as otherwise provided by law, and Credit Parties hereby irrevocably waive any rights to object to such relief. This covenant is a material inducement for Lender to accept this Amendment.

          6.1.2 Lender, Agents and Credit Parties shall cooperate in defending the validity of the transactions contemplated by the Credit Agreement, this Amendment or any of the other Loan Documents in any court, administrative or judicial proceeding.

     6.2  Release. Credit Parties hereto desire to fully comprise, release and
          -------
settle any and all claims, counterclaims, liabilities, damages, defenses, demands and causes of action that Credit Parties have or may have against the Agents or Lender related to or that may have arisen, may arise or are or become assertable as a result of events occurring in connection with the Lending Relationship (as defined below), including any claims, causes of action or defenses based on the negligence of Agents or Lender or on any "lender liability" theories of, among others, bad faith, unfair dealings, duress, coercion, control, misrepresentation, omission, misconduct, overreaching, unconscionability, disparate bargaining position, reliance, equity subordination, fraud, failure of consideration in whole or in part, or otherwise, and do hereby intend to release, compromise and settle all such claims and matters, whether known or unknown, whether reduced to judgment, liquidated or unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured and whether they arose collaterally, directly, derivately, or otherwise between the Credit Parties on the one hand, and Agents or Lender, on the other hand (collectively, the "Released Claims"). The Credit Parties hereby stipulate, agree, covenant,
 ---------------
warrant and represent unto Lender and Agents that no Borrower or Subsidiary Guarantor has any outstanding claims, counterclaims, liabilities, damages, defenses, demands or causes of action against Lender or Agent and their respective successors, assigns, directors, officers, employees, agents and/or attorneys. The Credit Parties do hereby unconditionally forever release, acquit, settle and discharge each Agent and Lender, and their respective successors, assigns, directors, officers, employees, agents and attorneys of and from the Released Claims and Credit Parties hereby declare the Released Claims forever released, acquitted, settled and discharged. As used herein, the term "Lending Relationship" shall mean a collective reference to the Notes, any Loan, Collateral Documents, Guaranties, or any other Loan Documents, together with any and all negotiations, discussions, acts, omissions, renewals, extensions, collateral documents, loan agreements, term sheets and other agreements and actions related thereto.

                                   ARTICLE 7

                                 MISCELLANEOUS

     7.1  Free and Voluntary Act. All Borrowers and Subsidiary Guarantors are
          ----------------------
freely and voluntarily entering into this Amendment and will enter into any document necessary to fulfill the agreements contemplated herein after full consultation with legal, financial and other counsel of their choosing. Each Borrower and Subsidiary Guarantor has individually read this Amendment and has discussed this Amendment with its respective legal, financial and other counsel. All Borrowers and the Subsidiary Guarantors understand this Amendment and the risk inherent in, and significance of, same.

     7.2  No Implied Terms. Any and all duties or obligations that Agents and
          ----------------
Lender may have to any Borrower or Subsidiary Guarantor, are limited to those expressly stated in the Loan Documents as amended hereby, and neither the duties and obligations of Lender and Agents nor the rights of the Credit Parties shall be expanded beyond the express terms of the Loan Documents as so amended.

     7.3  Fair Consideration. Agents' and Lender's agreements contained herein
          ------------------
constitute valuable, adequate and fair consideration for the obligations of the Credit Parties hereunder.

     7.4  No Lender Control. Lender will not, nor has ever been, a partner,
          -----------------
joint venturer, alter ego, manager, or controlling person of any of the Credit Parties.

     7.5  No Other Representation. The Credit Parties acknowledge and agree that
          -----------------------
no Agent, Lender or any person or entity acting on their behalf has made any representation or promise to any Borrower or Subsidiary Guarantor which is not expressly set forth herein or in the other Loan Documents.

     7.6  Captions. The captions and headings used in this Amendment are for
          --------
convenience of reference only and do not in any way affect, limit, amplify or modify the terms and provisions of this Amendment.

     7.7  Counterpart Execution. This Amendment may be executed in several
          ---------------------
counterparts, each of which shall constitute an original, but together such counterparts shall constitute one and the same instrument.

     7.8  Successors and Assigns. This Amendment shall inure to the benefit of
          ----------------------
and be binding upon the parties hereto and their permitted legal representatives, heirs, successors and assigns.

     7.9  Time; Construction; Exhibits. Time is of the essence of each provision
          ----------------------------
of this Amendment. All references to the singular or plural number or masculine, feminine or neuter gender shall, as the context requires, include all others. All exhibits attached hereto are by this reference made a part of this Amendment for all purposes. All references to sections, paragraphs, and exhibits are to this Amendment unless otherwise specifically noted. The use of the words "hereof", "hereunder", "herein" and words of similar import shall refer to this entire Agreement and not to any particular section, paragraph or portion of this Amendment unless otherwise specifically noted. All references to "including" shall mean "including without limited to."

     7.10 Severability. If for any reason any provision of this Amendment shall
          ------------
be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     7.11 Authority. Each individual executing this Amendment on behalf of any
          ---------
party to this Amendment represents and warrants that he or she is authorized to enter into this Amendment on behalf of that party and that this Amendment binds that party.

     7.12 Parties in Interest. Nothing in this Amendment is intended to confer
          -------------------
any rights or remedies under or by reason of this Amendment on any person other than the parties hereto and their respective permitted successors and assigns, nor is anything in this Amendment intended to relieve or discharge any obligation of any third person or any party hereto or to give any third person any right to subrogation or action over or against any party to this Amendment.

     7.13 Further Assurances. The Credit Parties shall, at their own expense,
           ------------------
execute, acknowledge and deliver any further assignments, conveyances, transfers or other assurances, documents or instruments reasonably requested by any Agent and will take any other action consistent with the terms of this Amendment or which may reasonably be requested by any Agent in order to accomplish and effectuate the intent hereof.

     7.14 Expenses; Documentary Stamp Taxes. The Credit Parties shall pay all
           ---------------------------------
costs and expenses incurred by Lender or Agents in connection with the execution and delivery of this Amendment or the Term Loan C Note issued hereunder. This Amendment and the Term Loan C Note issued hereunder have been executed and delivered outside the State of Florida and are not intended to be brought into the State of Florida except for collection purposes. It is the parties understanding that no Florida documentary stamp tax levied pursuant to Chapter 201 of the Florida statutes is due with respect to this Amendment or the Term Loan C Note issued hereunder. However, the Credit Parties agree to indemnify Lender and Agents and hold them harmless from and against any losses, costs or expense, and hereby agree to pay any and all stamps, duties and taxes, together with any penalty that Lender or any Agent may be called upon to pay in the event the Florida Department of Revenue or any other governmental agency should in the future determine that any such amounts have been, are or will at any time in the future become due and payable.

     7.15 Law Governing; Consent to Jurisdiction. EXCEPT AS OTHERWISE EXPRESSLY
          --------------------------------------
PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND

PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENTS AND LENDER PERTAINING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT
                                                               --------
AGENTS, LENDER AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK AND, PROVIDED, FURTHER, NOTHING IN THIS AMENDMENT SHALL BE
                           --------  -------
DEEMED OR OPERATE TO PRECLUDE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF ADMINISTRATIVE AGENT. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION WHICH SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM
                                                                           -----
NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE
--- ----------
RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     7.16 WAIVER OF JURY TRIAL. AGENTS, LENDER, BORROWERS AND SUBSIDIARY
          --------------------
GUARANTORS DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT WHICH THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE EXHIBITS, ANY TRANSACTION CONTEMPLATED HEREIN, OR ANY COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY ARISING OUT OF OR RELATED IN ANY MANNER

WITH THIS AMENDMENT, ANY NOTE, ANY LOAN OR THE COLLATERAL (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AMENDMENT AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AMENDMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER BY LENDER, BORROWERS AND SUBSIDIARY GUARANTORS IS A MATERIAL INDUCEMENT FOR AGENTS AND LENDER TO ENTER INTO THIS AMENDMENT.

                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, this Amendment was made and executed as of the date first above written.

BORROWERS:                              HI-RISE RECYCLING SYSTEMS,
                                        INC., a Florida corporation


                                        By:/s/ Lawrence W. Haas
                                           -------------------------------
                                              Name: Lawrence W. Haas
                                                    ----------------------
                                              Title: VP, Controller, Treasurer
                                                     and Corporate Secretary


                                        IDC ACQUISITION SUB, INC., a New York
                                        corporation
                                        WILKINSON COMPANY, INC., an Ohio
                                        corporation
                                        RECYCLTECH LIMITED, an Ontario
                                        corporation
                                        HESCO SALES, INC., a Florida corporation
                                        BES-PAC, INC., formerly known as BPI
                                        ACQUISITION CORP., a South Carolina
                                        corporation
                                        DII ACQUISITION CORP., a Connecticut
                                        corporation
                                        HESCO EXPORT CORPORATION, a Florida
                                        corporation
                                        UNITED TRUCK AND BODY CORPORATION, a
                                        Florida corporation


                                        By: /s/ Lawrence W. Haas
                                           -------------------------------
                                              Name: Lawrence W. Haas
                                                   -----------------------
                                              Title: Vice President and
                                                     Secretary



             [Additional signatures appear on the following page.]

BORROWERS:
                                         ACME CHUTE COMPANY, INC., a Florida
                                         corporation
                                         DEVIVO INDUSTRIES, INC., a Connecticut
                                         corporation
                                         ECOLOGICAL TECHNOLOGIES, INC., a
                                         Connecticut corporation
                                         KE CORPORATION, a Delaware corporation
                                         AMERICAN GOOSENECK, INC., an Arizona
                                         corporation



                                         By: /s/ Lawrence W. Haas
                                            ----------------------------------
                                               Name: Lawrence W. Haas
                                                     -------------------------
                                               Title: Vice President and
                                                      Secretary

LENDER: GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, Revolving Agent and Lender


                                         By: /s/ Patrick Flynn
                                            -----------------------------------
                                               Name: Patrick Flynn
                                                     --------------------------
                                               Title: Risk Manager

                                   EXHIBIT A

                   FORM OF AMENDED AND RESTATED TERM C NOTE

              AMENDED AND RESTATED PROMISSORY NOTE (TERM LOAN C)


Dated as of July 10, 2001                                          $8,000,000.00

          FOR VALUE RECEIVED, the undersigned, HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation ("Hi-Rise"), IDC ACQUISITION SUB, INC., a New York
                        -------
corporation ("IDC"), WILKINSON COMPANY, INC., an Ohio corporation ("Wilkinson"),
              ---                                                   ---------
RECYCLTECH LIMITED, an Ontario corporation ("Recycltech"), HESCO SALES, INC., a
                                             ----------
Florida corporation ("Hesco"), UNITED TRUCK AND BODY CORPORATION, a Florida
                      -----
corporation ("United Truck"), HESCO EXPORT CORPORATION, a Florida corporation
              ------------
("Hesco Export"), BES-PAC, INC., formerly known as BPI ACQUISITION CORP., a
  ------------
South Carolina corporation ("Bes-Pac Acquisition Corp."), and DII ACQUISITION
                             -------------------------
CORP., a Connecticut corporation ("Devivo Acquisition Corp."), (Hi-Rise, IDC,
                                   ------------------------
Wilkinson, Recycltech, Hesco, United Truck, Hesco Export, Bes-Pac Acquisition Corp. and Devivo Acquisition Corp. are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), HEREBY JOINTLY AND
        ---------                         --------
SEVERALLY PROMISE TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender"), at the offices of GE Capital Corporation Capital Funding Inc, 401
  ------
Merritt Seven, 2nd Floor, Norwalk CT 06856, or at such other place as Lender may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of EIGHT MILLION AND NO/100 AND NO CENTS ($8,000,000.00) or, if less, the aggregate unpaid amount of all advances of the Term Loan C made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.
      -------

          This Promissory Note (Term Loan C) is issued pursuant to that certain Credit Agreement dated as of October 28, 1998, by and among Borrowers, General Electric Capital Corporation, Bank of America, N.A., successor in interest to NationsBank, N.A., Key Corporate Capital, Inc. and the other Persons signatory thereto from time to time as Lenders, General Electric Capital Corporation, as Administrative Agent and Revolver Agent (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a Statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each advance made by Lender to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Lender on its books; provided that the failure of Lender to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Promissory Note (Term Loan C) in respect of Term Loan C made by Lender to Borrowers.

          This Promissory Note (Term Loan C) increases, amends and restates that certain Promissory Note (Term Loan C), dated as of December 4, 2000 (the "Original Note"), made by the Borrowers payable to the order of the Lender in the original principal amount of $5,500,000.00. The outstanding principal balance of the Original Note, together with all accrued and unpaid interest thereon, shall, without any further action on the part of any party, be deemed to be outstanding under this Promissory Note (Term Loan C) with the same allocation between principal and interest as under said Original Note. Acceptance by Borrower of this Promissory Note (Term Loan C) shall not be deemed or construed as any payment, satisfaction, novation or refinancing of all or any portion of the indebtedness evidenced by the Original Note.

          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, pursuant to such calculations, as are specified in the Credit Agreement.

          If any payment on this Promissory Note (Term Loan C) becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          Upon and after the occurrence of any Event of Default, this Promissory Note (Term Loan C) may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

          Time is of the essence of this Promissory Note (Term Loan C). Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

          Except as provided in the Credit Agreement, this Promissory Note (Term Loan C) may not be assigned by Lender to any Person.

          THIS PROMISSORY NOTE (TERM LOAN C) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

          IN WITNESS WHEREOF, the undersigned Borrowers have caused this Promissory Note (Term Loan C) to be duly executed and delivered this 10th day of July, 2001.

                                         HI-RISE RECYCLING SYSTEMS, INC., a
                                         Florida corporation


                                         By:  ________________________________
                                              Name:___________________________
                                              Title:__________________________



                                         IDC ACQUISITION SUB, INC., a New York
                                         corporation
                                         WILKINSON COMPANY INC., an Ohio
                                         corporation
                                         RECYCLTECH LIMITED, an Ontario
                                         corporation
                                         HESCO SALES, INC., a Florida
                                         corporation
                                         UNITED TRUCK AND BODY CORPORATION, a
                                         Florida corporation
                                         HESCO EXPORT CORPORATION, a Florida
                                         corporation
                                         BES-PAC, INC., formerly known as BPI
                                         ACQUISITION CORP., a South Carolina
                                         corporation
                                         DII ACQUISITION CORP., a Connecticut
                                         corporation


                                         By:  ________________________________
                                              Name:___________________________
                                              Title:__________________________

STATE OF       )
               ) ss.
COUNTY OF      )

     The foregoing instrument was acknowledged before me this _____ day of ___________, 2001 by ________________________________, who personally appeared before me, being an officer of each of HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation, on behalf of each such corporation, and he acknowledged that he signed and delivered the foregoing instrument as his own free will and voluntary act for the purposes therein set forth. He is personally known to me or presented _____________________________ as identification.

                                        ________________________________________
                                        Print Name:_____________________________
                                        NOTARY PUBLIC
                                        Commission Number:______________________
                                        My Commission Expires:
     (Notarial Seal)



STATE OF       )
               ) ss.
COUNTY OF      )

     The foregoing instrument was acknowledged before me this _____ day of ___________, 2001 by ________________________________, who personally appeared before me, being an officer of each of IDC ACQUISITION SUB, INC., a New York corporation, WILKINSON COMPANY INC., an Ohio corporation, RECYCLTECH LIMITED, an Ontario corporation, HESCO SALES, INC., a Florida corporation, UNITED TRUCK AND BODY CORPORATION, a Florida corporation, HESCO EXPORT CORPORATION, a Florida corporation, BES-PAC, INC., formerly known as BPI ACQUISITION CORP., a South Carolina corporation, and DII ACQUISITION CORP., a Connecticut corporation, on behalf of each such corporation, and he acknowledged that he signed and delivered the foregoing instrument as his own free will and voluntary act for the purposes therein set forth. He is personally known to me or presented _____________________________ as identification.


                                        ________________________________________
                                        Print Name:_____________________________
                                        NOTARY PUBLIC
                                        Commission Number:______________________
                                        My Commission Expires:
     (Notarial Seal)

                                  SCHEDULE 1
                                  ----------


                         CURRENT OUTSTANDING BALANCES
                             (as of July 9, 2001)

Revolving Notes (Revolver A) including            $18,519,422.83
     Swing Line Notes (Revolver A)

Revolving Notes (Revolver B) including            $ 7,517,369.95
     Swing Line Notes (Revolver B)

Term Notes A                                      $ 4,333,333.35

Term Notes B                                      $ 9,000,000.00

Term Note C                                       $ 7,291,000.00

Acquisition Loan Notes                            $14,372,005.70

                                  SCHEDULE 2
                                  ----------

                              POTENTIAL DEFAULTS

                      CREDIT PARTIES DISCLOSURE SCHEDULE

                           Dated as of July 9, 2001

     In connection with the Sixth Amendment to Credit Agreement and Composite Amendment Agreement, dated as of the Sixth Amendment Date (the "Sixth Amendment"), by and among the Credit Parties, Lender and the Agents, attached hereto are certain sections of the disclosure schedule (the "Disclosure Schedule") to the Credit Agreement prepared by the Credit Parties. Capitalized terms not otherwise defined herein but defined in the Sixth Amendment shall have the meaning set forth in the Sixth Amendment.

     Any fact or item stated in any section of the Disclosure Schedule shall be deemed to be disclosed on any other section or sections of the Disclosure Schedule, notwithstanding the omission of a reference or cross-reference thereto.

     The inclusion of any information in the Disclosure Schedule shall not be deemed an admission or acknowledgment, in and of itself, that such information is required to be listed in the Disclosure Schedule or that any such items are material to the Credit Parties.

     The headings of the sections of the Disclosure Schedule are inserted for convenience only and shall not be deemed to constitute a part thereof or a part of the Sixth Amendment.

                                  SCHEDULE 2

Representations and Warranties and Litigation

The representations and warranties contained in Sections 3.13, 3.17 and 3.21 of the Credit Agreement are qualified by the following exceptions:

DeVivo Environmental Matters

In February 1999, Hi-Rise acquired all of the outstanding capital stock of DeVivo. DeVivo had been operating four paint spray booths to paint its products since 1985. Two Notices of Violation were issued by the Connecticut Department of Environmental Protection (the "DEP"), one for construction of the booths and one for their operation. In addition, a third Notice of Violation was issued by the DEP for DeVivo's failure to have submitted an application permit under Title V of the Clean Air Act.

On or about July 31, 2000, the Commissioner of Environmental Protection for the State of Connecticut (the "Plaintiff") brought an action in Superior Court, Judicial District of Hartford, State of Connecticut, against DeVivo alleging that DeVivo violated several provisions of Connecticut law by its failure to obtain the permits relating to its construction, installation and operation in 1986 and 1994 of those paint spray booths used in its manufacturing processes. DeVivo has entered into a Stipulation for Judgment with the Plaintiff pursuant to the terms of which DeVivo has agreed to pay a civil penalty in the amount of $200,000 in exchange for the settlement of all allegations contained in the complaint. The Credit Parties have been indemnified for the entire $200,000 amount by the former shareholders of DeVivo pursuant to the terms and conditions of the Stock Purchase Agreement dated as of February 23, 1999, by and among Hi-Rise Recycling Systems, Inc., DII Acquisition Corp., DeVivo, Ecological Technologies and the shareholders of DeVivo.

DeVivo has submitted applications for the necessary permits.

     On March 28, 2001, Acosta Family Limited Partnership, lessor of Hesco Sales, Inc.'s ("Hesco") office and manufacturing facilities and Hi-Rise's principal executive office, filed a lawsuit in the Circuit Court of the Eleventh Judicial Circuit in and for Miami-Dade County, Florida against Hesco. The complaint filed in this action seeks unspecified damages alleging breach of the Acosta Lease through the alleged failure on the part of Hesco to maintain the property, alleged noncompliance with environmental laws and alleged failure of Hesco to provide insurance to lessor insuring against loss of rent. Hesco has filed a response and intends to vigorously defend against all allegations made in the complaint. Hesco believes the suit is without merit; however, Hesco is unable to predict the outcome of the litigation.

     On March 30, 2001, Edelsy Marcano, a former employee of Hesco, filed a lawsuit in the Circuit Court of the Eleventh Judicial Circuit in and for Miami-Dade County, Florida against Hesco. The complaint filed in this action seeks unspecified damages alleging breach of the Employment Agreement, dated February 20, 1998, between Marcano and Hesco, resulting from Hesco's decision to terminate Marcano's employment for cause. Hesco has filed a response and intends to vigorously defend against all allegations made in the complaint. Hesco believes the suit is without merit; however, Hesco is unable to predict the outcome of the litigation.

     On May 3, 2001, the Equal Employment Opportunity Commission ("EEOC") notified Hesco that a charge of employment discrimination had been filed against Hesco under Title VII of the Civil Rights Act of 1964 for charges of age and national origin discrimination alleged by Jose A. Martinez, a former employee of Hesco, whose employment had been terminated by Hesco. Hesco has replied to the EEOC notice and intends to vigorously defend against all allegations made in the complaint. Hesco believes the suit is without merit; however, Hesco is unable to predict the outcome of the litigation.

     On May 8, 2001, Jeffrey Annunziata ("Annunziata"), a former employee of Hi-Rise, filed a lawsuit in the Superior Court, Judicial District of Litchfield, Connecticut against Hi-Rise. The complaint filed in this action seeks unspecified damages alleging breach of the Employment Agreement, dated February 23, 1999, between Annunziata and Hi-Rise, and violation of the Connecticut Unfair Trade Practices Act resulting from Hi-Rise's decision to terminate Annunziata's employment for cause. Hi-Rise has filed a response and intends to vigorously defend against all allegations made in the complaint. Hi-Rise believes the suit is without merit; however, Hi-Rise is unable to predict the outcome of the litigation.

The representations and warranties set forth in Section 3.5 are qualified by the following exceptions:

The Pending Defaults and the litigation described above could have a Material Adverse Effect.

Covenants

The Credit Parties may be in breach of certain covenants set forth in Sections
5.8 and 6.11 of the Credit Agreement due to the DeVivo Environmental Matters referenced above.

In addition, the Credit Parties may be in breach of the following covenants:

     Section 5.2 - Payment of Obligations
     The Credit Parties owe payment for lawful claims for labor, materials, supplies and services which have been provided by certain vendors of the Credit Parties and are past due.

     Section 5.6 - Supplemental Disclosure

     The Credit Parties have not timely supplemented each Disclosure Schedule to the Credit Agreement to disclose matters which, if existing or occurring at the date of the Credit Agreement, would have been required to be set forth or described in such Disclosure Schedule to the Credit Agreement or which was necessary to correct any information in such Disclosure Schedule or representation to the Credit Agreement. The Credit Parties have now supplied to Lender the information that would have been required to have been so disclosed.

     Section 5.9 - Landlords' Agreements, Mortgage Agreements and Bailee Letters

     The Credit Parties have not yet obtained landlord agreements with respect to certain parcels of land which are leased by the Credit Parties which would contain a waiver or subordination of all Liens or claims that the landlord may assert against the Inventory or Collateral at that location.

     Section 6.10 - Financial Covenants

The Credit Parties are not in compliance with any of the financial covenants.